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                                                                    Exhibit 99.1

                Certification Pursuant To 18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of The Sarbanes-Oxley Act of 2002

         I, Ronald S. Kaplan, Chief Executive Officer of Action Products International, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         o the Company's Quarterly Report on Form 10-QSB for the six month period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                        /s/ RONALD S. KAPLAN
                                        ------------------------------------
                                        Ronald Kaplan
                                        Chief Executive Officer
                                        July 25, 2003